UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) July 20, 2005 (July 14, 2005)

                                SEARCHHELP, INC..
             (Exact name of registrant as specified in its charter)


          DELAWARE                      333-97687               11-3621755
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)


                  1055 Stewart Avenue, Suite 12, Bethpage, New
                   York, 11714 (Address of principal executive
                          offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.



Item 4.01 Change in Registrant's Certifying Accountant

      (a) On July 14, 2005, SearchHelp, Inc. (the "Company") informed Weinick Sanders Leventhal & Co., LLP ("WSL") that they were being dismissed as the Company's independent auditor.

            The decision to change accountants was recommended by the Audit Committee and approved by the board of directors of the Company.

            WSL's audit report on the financial statements for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, though such auditor report contained an on going concern opinion.

            During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of WSL, there were no disagreements with WSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of WSL, would have caused WSL to make reference to the subject matter of the disagreement(s) in connection with its report.

                  During the Company's two most recent fiscal years and any
            subsequent interim period preceding the dismissal of WSL, there have been no reportable events of the type required to be disclosed by
            Item 304(a)(1)(v) of Regulation S-K.

                  The Company has provided WSL with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that WSL review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

                  (b) On July 14, 2005, the Company engaged Lazar Levine &
            Felix, LLP ("LLF") as its new independent accountant. Prior to the engagement of LLF, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with LLF regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by LLF.

      Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            16.1  Letter re: change in Certifying Accountants




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 20,  2005

                                        SEARCHHELP, INC.

                                        By:  /s/ William Bozsnyak
                                           -----------------------------
                                        Name:    William Bozsnyak
                                        Title:   Chief Executive Officer